                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                   LEGG MASON
                                     GLOBAL
                                  TRUST, INC.

                           INTERNATIONAL EQUITY TRUST
                                  EUROPE FUND

                                NAVIGATOR CLASS

                           [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s annual report for the Navigator Class of the International Equity Trust and Europe Fund ("Funds"), for the year ended December 31, 2000.

  Beginning on the next page, the portfolio managers responsible for the Funds' portfolios discuss results for 2000 and the investment outlook. The Funds' total returns for various periods ended December 31, 2000, are shown later in this report. We remind you that, as always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers, LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2000, are included in this report.

  The Board of Directors approved a long-term capital gain distribution of $1.22 per share to shareholders of Europe Fund, which was paid on December 15, 2000, to shareholders of record on December 13, 2000.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III

                                             Edward A. Taber, III

                                             President

February 12, 2001

Portfolio Managers' Comments
International Equity Trust

Performance

     For the year, the International Equity Trust's total return was -18.28%, compared with -14.17% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index.

     The MSCI returns for continental Europe and the U.K. performed better than the MSCI EAFE Index for the year, declining -7.1% and -11.5%, respectively, while MSCI Japan significantly underperformed, down -28.1% for the year, led down by dramatic declines in the telecoms and technology sectors.

The Year 2000

     The year 2000 will be remembered for the bursting of the worldwide bubble for technology and telecommunications stocks. As the year began, international investors continued to favor the high momentum tech and telecom stocks, many of which had reached unsustainable levels. These sectors began a significant retreat in March, along with the NASDAQ, and then rebounded towards the end of the summer. By September, concerns regarding a slowing U.S. economy, and hence a slowing global economy, weighed on expectations for 2001. Influenced by the U.S. equity markets, the global tech and telecom sectors again fell sharply.

     Our stock selection process, which provides a balance among value, growth, expectations and technical factors, had difficulty in such a choppy and volatile environment, particularly in Europe and the U.K. We had better success picking stocks in Japan, and the Fund also benefited from the underweight in that market.

     Similarly to the U.S. market, volatility in the EAFE markets during the year was high. In response, we tightened our risk controls for region, sector and individual stock weights relative to the index during the year.

Market Commentary

     Valuations and growth expectations for continental Europe and the U.K. are more attractive than for the U.S., given the expected slowdown in the U.S. economy, while Japan continues to face significant headwinds. The benefit of U.S. Fed interest rate cuts will have greater effect on Europe than Japan.

     For continental Europe, the defensive tilt which helped the Fund's returns in the fourth quarter is unlikely to be as helpful into 2001 now that the U.S. Fed has begun to lower interest rates. While European company earnings and outlook may be weak, the European Central Bank ("ECB") is likely to follow the Fed with a rate cut. This, together with tax cuts in Germany, France and Italy, should keep the European economies moving forward. Current estimates show European GDP growth exceeding that of the U.S. in 2001. At year-end, the Fund had a weighting of 50.3%, in line with the index.

     For the year, the U.K. market saw major declines in the technology and telecom sectors, which reversed from the run-up the year before. Sectors with more stable earnings outperformed for the year. The economic growth cycle in the U.K. has been close to that in the U.S. and, in similar fashion, interest rates have been high. Recent rate cuts by the Fed raise the question of similar cuts in the U.K., but with economic activity still strong in the U.K., the Monetary Policy Committee has not cut rates. Our region rating for the U.K. market improved to neutral at year end.

     The Japanese index retreated in the fourth quarter on concerns about the economy, corporate earnings and the valuation of technology stocks, adding to the significant decline for the year. The picture of modest GDP growth and deflation remained unchanged. Economic forecasts have edged down: 1% growth is expected for 2001. Consensus earnings show growth of 7% (depressed by pension provisions) to March 2001 and a slightly optimistic 18% to March 2002. Valuations have fallen to levels considerably more comparable to their global peers. However, the negative impact of a lower yen and the threat of new share issuance by both the private and government sectors are likely to cap market returns for U.S. investors. For example, banks have $12 billion in cross-holdings to unwind, and NTT DoCoMo is raising $8 billion. At year-end, the Fund was underweighted in Japan, 18.5% compared with 22.6% for the EAFE Index.

     The small regions -- the Resource Countries (Australia, New Zealand and Canada) and Asia ex-Japan -- continue to trade at attractive valuations compared with the benchmark, with better ratings than the large regions.

Strategy

     We believe the key to value added is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process is customized by region and industry sector. We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

     With stronger expectations for GDP growth in continental Europe and a weak outlook for Japan, we are targeting an overweight in Europe and underweight in Japan.

     Looking forward, the Fund is attractively valued compared with the benchmark with a lower forward P/E than the benchmark, 17.5X compared with 20.2X, a two-year growth rate in line with the index, 17.3% compared with 17.7%, and a more attractive growth-to-P/E ratio of 0.84X compared with 0.73X.

                                         Batterymarch Financial Management, Inc.

January 26, 2001

Portfolio Managers' Comments
Europe Fund

     The investment world turned full circle in 2000. The final quarter of 1999 and the first few months of the new millennium were ones of excessive exuberance for equity markets, especially the technology-related areas. The final quarter of 2000, in contrast, was characterised by the reverse: exaggerated investor pessimism, despite the transition to a more benign interest rate environment now being signalled by the Federal Reserve Chairman Alan Greenspan. Again, this was no more clearly witnessed than in the performance of the technology-related area. The NASDAQ, the Neuer Market in Germany, and the Techmark index in the U.K., all lost around 40% of their value over the course of the year, proving once again that if the U.S. sneezes, the rest of the world catches a cold.

     The trend of increasing dispersion of sector level returns that became a key feature of global markets in 1999 was again observed in 2000. However with the exception of the first quarter, sector preferences, not just the technology areas, underwent a sharp reversal as value sectors strongly outperformed growth. In fact the European MSCI Europe value index outperformed the MSCI Europe growth index by one of the widest margins ever since the inauguration of the two indices.

     Behind this excessively volatile equity background, the European macroeconomic backdrop remained one of the more stable in a global context. While the U.S. economy appears to have moved from boom to talk of recession over the course of the year, our domestic picture in Europe was far more subdued. Growth for the year 2000, while yet to be finalised, is forecast to be 3.3%, and next year is forecast to decline only modestly to 2.8%. Consensus forecasts now suggest that Europe will out-grow the U.S. for the first time in a decade. The increasing global nature of equity investment has meant that the better domestic economic scenario has proved secondary to the U.S. condition, at least over the short term.

     In terms of performance, the portfolio has had a disappointing year in both absolute and relative terms. The absolute decline, in dollar terms, was exacerbated further by the continued weak performance of the euro in its second full year of adoption. The weak currency trend appeared to have abated at the end of the year, and indeed as the fears of the U.S. economic decline gained momentum, the firmer European economic characteristics were beginning to be rewarded, at least in terms of the currency.

     The weak relative performance can be attributed to several factors. As mentioned above, the market's strong shift away from our growth style was exaggerated as the year drew to a close. The portfolio is overweight in the growth area, particularly the mobile telephony and media sectors. These were two of the hardest hit sectors as fears of the U.S. slowdown grew, and also because of the raft of technology profit warnings from across the Atlantic in the broader technology field. Home-grown reasons for concern in the telephony sector centred on the third generation (3G) license auctions. The headline figures were large in an absolute sense, but relatively small and manageable compared to the size of the market concerned. However, not only was the market concerned over the cost of the license payments, but it was also worried over the financial impact of building out the new infrastructure. This was certainly a concern for the smaller operators, but for the larger operators like Vodafone, the problems are easily controllable given its strong cash flow. The fear that the operators were under balance sheet pressure was then passed on to the infrastructure providers, as they would feel the knock on impact of any slowdown in expenditure. This is unlikely to be the case, as operators need to maintain their levels of expenditure in the face of rapid growth in subscriber numbers and the need to make a return on the cost of their licenses. Any worries over these factors have been more than reflected in the poor performance from these sectors, and mobile telephony remains one of the strongest dynamics in Europe. Telecom's share of European GDP is set to double, with recurring revenues estimated to reach $300 billion by 2009. Volume growth and new data applications should more than offset tariff cuts, while many markets are still away behind Europe in terms of penetration, notably the U.S.

     Looking at what actually performed last year is also revealing. Europe's defensive plays did well to a man, with the food and pharmaceutical sectors leading the way. The portfolio was well represented in the drug sector, although due to the lack of apparent growth in the food and utility areas we held very little in those areas. Following the strong performance from the defensive end of the market, we can see very little upside. European defensives are now as, or in some cases even more, expensive relative to the market than similar periods in past cycles.

     The long-term personnel provisioning and asset gathering themes proved a successful avenue of investment in 2000, although even this area was not immune in the fourth quarter as investors took profit. Looking ahead, this is an area that we see considerable potential going forward as Europe deregulates its long-term savings and encourages personal provision along the U.S. model. Key investments here include MLP in Germany, Julius Baer in Switzerland and Mediolanum in Italy.

     We expect to retain our commitment to the mobile telecoms area, which, unlike the PC market, is still set for continued healthy growth. Confirming this, Nokia recently forecast that they would increase earnings by at least 30% per annum for the next three years. Nokia, acknowledged mainly for its handset business, is also deeply involved in the infrastructure side and in the past has proved to be the European bellwether.

     Another general theme that will gain in importance, again following the U.S. model, will be outsourcing. The portfolio's holding in Capita, given its growth rating, suffered in the fourth quarter but the company is very well positioned to take advantage of this ongoing theme. Both central governments and the corporate sector now appreciate the need to reduce costs, and outsourcing provides this means.

     In summary, the European economy should continue to show relatively strong growth, ahead of the U.S. in 2001. Interest rates have been reduced in the U.S. and the chances are that cuts could be seen in the U.K. and in the Eurozone. Although some downgrading of aggregate earnings expectations has occurred, European stock markets have and are discounting a strong cyclical downturn, which we do not believe will happen. Given this view, we would argue that the defensive end of the market has run its course and that a more growth-friendly 2001 is ahead.

                                Lombard Odier International Portfolio Management

January 29, 2001

Performance Information
Legg Mason Global Trust, Inc.

Performance Comparison of a $50,000 Investment as of December 31, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $50,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  International Equity and Europe Fund have two authorized classes of shares:
Primary Class and Navigator Class. Europe Fund has an additional authorized class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to its shareholders.

International Equity Trust -- Navigator Class

[INTERNATIONAL EQUITY TRUST CHART]

                                                        INTERNATIONAL EQUITY TRUST - NAVIGATOR
                                                                        CLASS                           MSCI EAFE INDEX(1)
                                                        --------------------------------------          ------------------
5/5/98                                                                 50000.00                              50000.00
                                                                       49327.00                              50135.00
                                                                       39518.00                              43010.00
12/31/98                                                               45579.00                              51895.00
                                                                       45399.00                              52615.00
                                                                       46381.00                              53955.00
                                                                       48094.00                              56320.00
12/31/99                                                               55464.00                              65885.00
                                                                       54141.00                              65815.00
                                                                       51439.00                              63210.00
                                                                       46981.00                              58110.00
12/31/00                                                               45325.00                              56550.00


------------------------------------------------
                    Cumulative    Average Annual
                   Total Return    Total Return
------------------------------------------------
One Year             -18.28%         -18.28%
Life of Class+        -9.35           -3.63
------------------------------------------------

+Inception Date -- May 5, 1998
------------------------------------------------

Europe Fund -- Navigator Class

[EUROPE FUND CHART]

------------------------------------------------
                    Cumulative    Average Annual
                   Total Return    Total Return
------------------------------------------------
One Year             -21.77%         -21.77%
Life of Class+       +46.84          +12.10
------------------------------------------------

+Inception Date -- August 21, 1997
------------------------------------------------


                                                               EUROPE FUND - NAVIGATOR CLASS           MSCI EUROPE INDEX(2)
                                                               -----------------------------           --------------------
8/21/97                                                                   50000.00                           50000.00
                                                                          52793.00                           54850.00
12/31/97                                                                  52484.00                           54890.00
                                                                          65980.00                           66035.00
                                                                          69604.00                           69430.00
                                                                          60586.00                           59420.00
12/31/98                                                                  74794.00                           70545.00
                                                                          74584.00                           69060.00
                                                                          73579.00                           68845.00
                                                                          74424.00                           69650.00
12/31/99                                                                  93856.00                           81760.00
                                                                          93170.00                           81825.00
                                                                          87163.00                           79240.00
                                                                          81405.00                           73450.00
12/31/00                                                                  73420.00                           59900.00

---------------

(1) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning April 30, 1998.
(2) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning August 31, 1997.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 2000 (Unaudited)

International Equity Trust

                               % OF NET
                                ASSETS     VALUE
--------------------------------------------------
                                             (000)
Aerospace & Defense               0.9%    $  1,687
Auto Components                   0.9        1,573
Automobiles                       3.0        5,466
Banks                            15.4       28,002
Beverages                         0.5          885
Building Products                 1.0        1,842
Chemicals                         0.4          788
Commercial Services &
  Supplies                        1.3        2,430
Communications Equipment          5.2        9,386
Computer & Peripherals            0.3          524
Construction & Engineering        0.9        1,637
Diversified Financials            5.9       10,765
Diversified
  Telecommunications              4.3        7,886
Electric Utilities                0.8        1,373
Electrical Equipment              0.8        1,509
Electronic Equipment &
  Instruments                     5.1        9,179
Food & Drug Retailing             3.4        6,155
Food Products                     3.9        7,154
Gas Utilities                     0.9        1,543
Health Care Equipment             1.1        2,016
Hotels, Restaurants & Leisure     0.4          729
Household Durables                1.3        2,434
Household Products                0.7        1,267
Industrial Conglomerates          0.7        1,306

                               % OF NET
                                ASSETS     VALUE
--------------------------------------------------
                                             (000)
Insurance                         6.4%    $ 11,620
IT Consulting & Services          0.9        1,567
Leisure Equipment & Products      0.6        1,035
Machinery                         0.4          680
Marine                            0.6        1,069
Media                             3.1        5,621
Metals & Mining                   0.8        1,434
Office Electronics                0.8        1,401
Oil & Gas                         5.4        9,811
Pharmaceuticals                   8.8       15,915
Real Estate                       0.3          600
Road & Rail                       0.6        1,119
Semiconductor Equipment &
  Products                        3.3        6,050
Software                          0.8        1,474
Textiles & Apparel                2.0        3,656
Trading Companies &
  Distributors                    0.4          655
Water Utilities                   0.4          694
Wireless Telecommunication
  Services                        3.4        6,185
Short-Term Investments            2.9        5,191
                                -----     --------
Total Investment Portfolio      101.0      183,313
Other Assets Less Liabilities    (1.0)      (1,743)
                                -----     --------
NET ASSETS                      100.0%    $181,570
                                =====     ========

Europe Fund

                                % OF NET
                                 ASSETS     VALUE
--------------------------------------------------
                                             (000)
Automobiles                        2.1%    $ 1,843
Banks                             10.4       9,231
Beverage                           3.2       2,886
Biotechnology                      1.6       1,410
Commercial Services & Supplies     4.4       3,927
Communications Equipment          11.7      10,433
Construction & Engineering         1.6       1,450
Diversified Financials             8.2       7,312
Diversified Telecommunications     5.1       4,506
Electrical Equipment               1.3       1,129
Electronic Equipment &
  Instruments                      1.3       1,180
Food & Drug Retailing              2.1       1,883
Health Care Equipment              1.5       1,327
Insurance                         10.7       9,532
IT Consulting & Services           4.5       4,037
Media                              4.8       4,224
Miscellaneous Manufacturing        1.9       1,650
Oil & Gas                          7.6       6,717
Pharmaceuticals                    8.4       7,428
Semiconductor Equipment &
  Products                         1.3       1,157
Wireless Communication
  Services                         7.5       6,666
                                 -----     -------
Total Investment Portfolio       101.2      89,928
Other Assets Less Liabilities     (1.2)     (1,040)
                                 -----     -------
NET ASSETS                       100.0%    $88,888
                                 =====     =======

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 2000
(Amounts in Thousands)

International Equity Trust

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.6%

Australia -- 1.0%
  National Australia Bank Limited                                    67        $  1,067
  Westpac Banking Corporation Limited                               110             808
                                                                               --------
                                                                                  1,875
                                                                               --------

Belgium -- 2.7%
  Agfa Gevaert NV                                                   125           2,973
  Fortis                                                             50           1,621
  Interbrew                                                          10             362(A)
                                                                               --------
                                                                                  4,956
                                                                               --------

Brazil -- 0.5%
  Embraer -- Empresa Brasileira de Aeronautica S.A.                  50             317
  Petroleo Brasileiro S.A. -- Petrobras ADR                          21             530(A)
                                                                               --------
                                                                                    847
                                                                               --------

Canada -- 2.1%
  Bombardier Inc.                                                    76           1,173
  C-MAC Industries Inc.                                              18             799(A)
  Canadian Imperial Bank of Commerce                                 24             741
  Canadian Pacific Limited                                           39           1,120
                                                                               --------
                                                                                  3,833
                                                                               --------

China -- 0.1%
  UTStarcom, Inc. ADR                                                 7             108(A)
                                                                               --------

Denmark -- 1.5%
  Danske Bank                                                        70           1,260
  William Demant A/S                                                 33           1,508
                                                                               --------
                                                                                  2,768
                                                                               --------

Finland -- 2.8%
  Nokia Oyj                                                         111           4,933
  Sampo Insurance Company Ltd.                                        3             162
                                                                               --------
                                                                                  5,095
                                                                               --------

France -- 12.0%
  Alcatel SA                                                         46           2,602
  Assurances Generales de France (AGF)                               31           2,133
  Aventis S.A.                                                       14           1,185
  Cap Gemini SA                                                       5             871

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
France -- Continued
  Christian Dior SA                                                  29        $  1,371
  CNP Assurances                                                     27           1,070
  Etablissements Economiques du Casino Guichard-Perrachon SA         20           2,017
  Gemplus International SA                                           90             798(A)
  PSA Peugeot Citroen                                                 9           2,116
  Publicis Groupe                                                     2              78
  Renault SA                                                         22           1,126
  Sanofi-Synthelabo SA                                               30           2,013
  STMicroelectronics N.V.                                            28           1,205
  TotalFinaElf S.A.                                                  10           1,478
  Vivendi Universal SA                                               27           1,791
                                                                               --------
                                                                                 21,854
                                                                               --------

Germany -- 2.3%
  Bayer AG                                                           15             784
  Deutsche Bank AG                                                   21           1,774
  Muenchener Rueckversicherungs -- Gesellschaft AG                    4           1,574
                                                                               --------
                                                                                  4,132
                                                                               --------

Hong Kong -- 3.0%
  Brilliance China Automotive Holdings Limited                    3,000             817
  Dao Heng Bank Group Ltd.                                          319           1,820
  Hutchison Whampoa Limited                                         113           1,413
  Peregrine Investment Holdings Limited                             256            N.M.(A,B)
  Swire Pacific Limited                                             184           1,317
                                                                               --------
                                                                                  5,367
                                                                               --------

Hungary -- 0.2%
  Gedeon Richter Rt.                                                  6             367
                                                                               --------

Ireland -- 1.1%
  Bank of Ireland                                                   113           1,119
  Irish Life & Permanent plc                                         76             938
                                                                               --------
                                                                                  2,057
                                                                               --------

Italy -- 2.6%
  Banca Nazionale del Lavoro (BNL)                                  227             696(A)
  Bulgari S.p.A.                                                     89           1,096
  ENI S.p.A.                                                        304           1,939
  Pirelli S.p.A.                                                    294           1,047
                                                                               --------
                                                                                  4,778
                                                                               --------

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Japan -- 18.7%
  ANRITSU CORPORATION                                                34        $    803
  Asahi Glass Company, Limited                                      223           1,839
  CANON INC.                                                         40           1,400
  Citizen Watch Co., Ltd.                                           163           1,188
  DAIICHI PHARMACEUTICAL CO., LTD.                                   77           2,290
  DAITO TRUST CONSTRUCTION CO., LTD.                                 43             764
  Heiwa Corporation                                                  54             690
  ITOCHU TECHNO-SCIENCE Corporation                                   5             927
  KEYENSE CORPORATION                                                 5           1,323
  KONAMI Co., Ltd.                                                    9             675
  KYOCERA CORPORATION                                                13           1,418
  Matsushita Electric Industrial Co., Ltd.                           25             597
  MITSUI & CO., LTD.                                                104             654
  Mitsui O.S.K. Lines, Ltd.                                         581           1,067
  MURATA MANUFACTURING COMPANY, LTD.                                 20           2,332
  Net One Systems Co., Ltd.                                        N.M.             523
  NGK SPARK PLUG Co., Ltd.                                           54             789
  NIPPON MITSUBISHI OIL CORPORATION                                 145             698
  NIPPON TELEGRAPH AND TELEPHONE CORPORATION                       N.M.           1,044
  NITTO DENKO CORPORATION                                            17             461
  NSK Ltd.                                                          111             679
  NTT DoCoMo, Inc.                                                 N.M.             672
  Promise Co., Ltd.                                                  10             716
  ROHM COMPANY LIMITED                                                9           1,708
  SANKYO CO., LTD.                                                   13             343
  SANYO ELECTRIC CO., LTD.                                           75             623
  SECOM CO., LTD.                                                     7             456
  SKYLARK CO., LTD.                                                  26             728
  SONY CORPORATION                                                    9             601
  Stanley Electric Co., Ltd.                                         86             782
  Takeda Chemical Industries, Ltd.                                   26           1,537
  The Bank of Iwate, Ltd.                                          N.M.               1
  The Nomura Securities Co., Ltd.                                    12             216
  Toyota Motor Corporation                                           44           1,405
  YAKULT HONSHA CO., LTD                                            163           1,896
                                                                               --------
                                                                                 33,845
                                                                               --------

Mexico -- 0.3%
  Fomento Economico Mexicana, S.A. de C.V. ADR                        7             209
  Fomento Economico Mexicano, S.A. de C.V.                          105             314
                                                                               --------
                                                                                    523
                                                                               --------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Netherlands -- 9.7%
  ABN AMRO Holding NV                                                61        $  1,378
  Buhrmann NV                                                        39           1,046
  CSM NV                                                             51           1,267
  Elsevier NV                                                       150           2,206
  ING Groep N.V.                                                     35           2,804
  Koninklijke (Royal) Philips Electronics N.V.                       60           2,189
  Koninklijke Ahold NV                                               48           1,558
  Royal Dutch Petroleum Company                                      62           3,824
  Unilever NV                                                        20           1,253
                                                                               --------
                                                                                 17,525
                                                                               --------

Norway -- 0.5%
  Orkla ASA                                                          49             964
                                                                               --------
Portugal -- 2.0%
  Electricidade de Portugal, S.A. (EDP)                             416           1,373
  Portugal Telecom, S.A.                                            252           2,308
                                                                               --------
                                                                                  3,681
                                                                               --------

Singapore -- 1.3%
  Keppel Land Limited                                               378             600
  Overseas Union Bank Limited                                       188             880
  Singapore Exchange limited                                        634             476(A)
  Venture Manufacturing (Singapore) Ltd.                             70             469
                                                                               --------
                                                                                  2,425
                                                                               --------

South Korea -- 0.4%
  SK Telecom Co., Ltd.                                                4             730
                                                                               --------
Spain -- 4.7%
  Acerinox, S.A.                                                     47           1,434
  Banco Bilbao Vizcaya Argentaria, S.A.                             117           1,743
  Banco Popular Espanol SA                                           31           1,066
  Gas Natural SDG, S.A.                                              85           1,543
  Telefonica, S.A.                                                  166           2,738(A)
                                                                               --------
                                                                                  8,524
                                                                               --------

Sweden -- 2.8%
  ForeningsSparbanken AB (Swedbank)                                 128           1,965
  Nordic Baltic Holding (NBH) AB                                    201           1,525(A)

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Sweden -- Continued
  Skanska AB                                                         21        $    872
  Telefonaktiebolaget LM Ericsson AB                                 63             712
                                                                               --------
                                                                                  5,074
                                                                               --------

Switzerland -- 6.4%
  Baloise Holding Ltd.                                                2           1,669
  Credit Suisse Group                                                 9           1,758
  Nestle SA                                                           1           1,772
  Novartis AG                                                         1           2,457
  Roche Holding AG                                                 N.M.           1,670
  Swiss Re                                                            1           1,774
  Synthes-Stratec Inc.                                                1             510
                                                                               --------
                                                                                 11,610
                                                                               --------

United Kingdom -- 18.9%
  AstraZeneca Group plc                                              16             807
  AWG plc                                                            81             695
  Barratt Developments plc                                          139             611
  BP Amoco Plc                                                      166           1,343
  British Telecommunications plc                                    132           1,132
  CGNU PLC                                                           46             743
  Cookson Group plc                                                 497           1,307
  GlaxoSmithKline plc                                               127           3,585
  HSBC Holdings plc                                                 199           2,928
  Iceland Group Plc                                                 182             876
  Lloyds TSB Group plc                                               67             710
  Logica plc                                                         27             696
  Man (E D & F) Group plc                                           128           1,184
  Northern Rock plc                                                  55             356
  Old Mutual plc                                                    408           1,013
  Pearson plc                                                        65           1,548
  Reckitt Benckiser plc                                              92           1,268
  Royal & Sun Alliance Insurance Group plc                          182           1,561
  Royal Bank of Scotland Group plc                                   87           2,065
  Safeway plc                                                       382           1,706
  Spirent plc                                                       113           1,031
  Standard Chartered plc                                            164           2,371
  Vodafone Group PLC                                              1,304           4,786
                                                                               --------
                                                                                 34,322
                                                                               --------
Total Common Stock and Equity Interests (Identified Cost -- $176,137)           177,260
---------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                              Shares/Par        Value
---------------------------------------------------------------------------------------
Preferred Shares -- 0.5%
Brazil -- 0.5%
  Embraer -- Empresa Brasileira de Aeronautica S.A. ADR               5        $    199
  Tele Norte Leste Participacoes S.A. ADR                            29             663
                                                                               --------
Total Preferred Shares (Identified Cost -- $547)                                    862
---------------------------------------------------------------------------------------
Repurchase Agreements -- 2.9%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at
  $2,598 on 1/2/01 (Collateral: $2,716 Fannie Mae
  mortgage-backed securities, 6%, due 10/1/13, value $2,693)   $  2,595           2,595
Morgan Stanley Dean Witter & Co.
  6.32%, dated 12/29/00, to be repurchased at
  $2,598 on 1/2/01 (Collateral: $2,738 Fannie Mae
  mortgage-backed securities, 6%, due 5/1/28, value 2,665)        2,596           2,596
                                                                               --------
Total Repurchase Agreements (Identified Cost -- $5,191)                           5,191
---------------------------------------------------------------------------------------
Total Investments -- 101.0% (Identified Cost -- $181,875)                       183,313
Other Assets Less Liabilities -- (1.0)%                                          (1,743)
                                                                               --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  15,988 Primary Class shares outstanding                      $184,509
      6 Navigator Class shares outstanding                           80
Accumulated net investment income/(loss)                           (736)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                          (3,705)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                           1,422
                                                               --------

NET ASSETS -- 100.0%                                                           $181,570
                                                                               ========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                  $11.35
                                                                                 ======
  NAVIGATOR CLASS                                                                $11.49
                                                                                 ======
---------------------------------------------------------------------------------------


(A) Non-income producing.

(B) In bankruptcy proceedings.

N.M. --  Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust Inc.
December 31, 2000
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.3%
Belgium -- 1.5%
  Interbrew                                                          38                    $  1,324(A)
                                                                                           --------
Finland -- 7.8%
  Nokia Oyj                                                         128                       5,687
  Sonera Oyj                                                         71                       1,278
                                                                                           --------
                                                                                              6,965
                                                                                           --------
France -- 17.5%
  Alcatel SA                                                         26                       1,454
  Aventis S.A.                                                       27                       2,353
  Axa                                                                16                       2,270
  Bouygues SA                                                        32                       1,450
  France Telecom S.A.                                                23                       1,969
  Sanofi-Synthelabo SA                                               20                       1,327
  STMicroelectronics N.V.                                            27                       1,157
  TotalFinaElf S.A.                                                  24                       3,554
                                                                                           --------
                                                                                             15,534
                                                                                           --------
Germany -- 6.4%
  Deutsche Bank AG                                                   29                       2,406
  Deutsche Post AG                                                  101                       2,173(A)
  Epcos AG                                                           13                       1,129(A)
                                                                                           --------
                                                                                              5,708
                                                                                           --------
Italy -- 1.2%
  Mediolanum S.p.A.                                                  81                       1,031
                                                                                           --------
Netherlands -- 9.1%
  Aegon N.V.                                                         41                       1,676
  Heineken NV                                                        26                       1,561
  ING Groep N.V.                                                     37                       2,932
  Koninklijke (Royal) Philips Electronics N.V.                     N.M.                        N.M.
  Koninklijke Ahold NV                                               58                       1,883
                                                                                           --------
                                                                                              8,052
                                                                                           --------
Norway -- 1.4%
  Telenor A/S                                                       289                       1,259(A)
                                                                                           --------
Spain -- 3.5%
  Banco Santander Central Hispano SA                                293                       3,138
                                                                                           --------

Legg Mason Global Trust Inc.

Europe Fund -- Continued


---------------------------------------------------------------------------------------------------
Sweden -- 5.5%
  Skandia Forsakrings AB                                            100                    $  1,623
  Telefonaktiebolaget LM Ericsson AB                                289                       3,292
                                                                                           --------
                                                                                              4,915
                                                                                           --------
Switzerland -- 6.0%
  Compagnie Financiere Richemont AG                                   1                       1,650
  Credit Suisse Group                                                 8                       1,531
  Julius Baer Holding Ltd., Zurich                                 N.M.                       2,156
                                                                                           --------
                                                                                              5,337
                                                                                           --------
United Kingdom -- 34.4%
  3i Group PLC                                                       98                       1,816
  ARM Holdings plc                                                  156                       1,180(A)
  BP Amoco Plc                                                      392                       3,163
  Capita Group Plc                                                  235                       1,754
  Celltech Group plc                                                 80                       1,410(A)
  CMG plc                                                           119                       1,592
  GlaxoSmithKline plc                                               180                       5,075
  HSBC Holdings plc                                                 248                       3,653
  Pearson plc                                                        93                       2,204
  Reuters Group PLC                                                 119                       2,020
  Vodafone Group PLC                                              1,816                       6,666
                                                                                           --------
                                                                                             30,533
                                                                                           --------
Total Common Stock and Equity Interests (Identified
  Cost -- $82,652)                                                                           83,796
---------------------------------------------------------------------------------------------------
Preferred Shares -- 6.9%
Germany -- 6.9%
  MLP AG                                                             17                       1,842
  Porsche AG                                                          1                       1,844
  SAP AG                                                             17                       2,446
                                                                                           --------
Total Preferred Shares (Identified Cost -- $4,802)                                            6,132
---------------------------------------------------------------------------------------------------
Total Investments -- 101.2% (Identified Cost -- $87,454)                                     89,928
Other Assets Less Liabilities -- (1.2)%                                                      (1,040)
                                                                                           --------
NET ASSETS -- 100.0%                                                                        $88,888
                                                                                           --------


---------------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  2,259 Primary Class shares outstanding                                                    $58,328
  2,260 Class A shares outstanding                                                           30,240
    21 Navigator Class shares outstanding                                                      (493)
Undistributed net investment income/(loss)                                                     (364)
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                              (1,298)
Unrealized appreciation/(depreciation) of investments and
  foreign currency transactions                                                               2,475
                                                                                           ========
NET ASSETS -- 100.0%                                                                        $88,888
                                                                                           ========
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                              $19.21
                                                                                             ======
  CLASS A                                                                                    $19.95
                                                                                             ======
  NAVIGATOR CLASS                                                                            $20.06
                                                                                             ======
MAXIMUM OFFERING PRICE PER SHARE:
  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
    OFFERING PRICE)                                                                          $20.94
                                                                                             ======
---------------------------------------------------------------------------------------------------

(A) Non-income producing.

    N.M. -- Not meaningful.

    See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                      Year Ended 12/31/00
                                                              -----------------------------------
                                                                International
                                                                   Equity            Europe
                                                                    Trust             Fund
-------------------------------------------------------------------------------------------------
Investment Income:
Interest                                                          $    254          $     51
Dividends                                                            3,873             1,285
      Less foreign tax withheld                                       (560)             (114)
                                                                  --------          --------
      Total income                                                   3,567             1,222
                                                                  --------          --------
Expenses:
Management fee                                                       1,814             1,187
Distribution and service fees                                        2,418               720
Transfer agent and shareholder servicing expense                       228                72
Audit and legal fees                                                    49                39
Custodian fees                                                         526               280
Directors' fees                                                         15                 8
Organization expense                                                    --                69
Registration fees                                                       16                45
Reports to shareholders                                                 55                24
Other expenses                                                          10                26
                                                                  --------          --------
                                                                     5,131             2,470
      Less fees waived                                                  --                --
                                                                  --------          --------
      Total expenses, net of waivers                                 5,131             2,470
                                                                  --------          --------
NET INVESTMENT INCOME/(LOSS)                                        (1,564)           (1,248)
                                                                  --------          --------

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
      Investments, options and futures                              (3,118)            4,176
      Foreign currency transactions                                   (208)             (170)
                                                                  --------          --------
                                                                    (3,326)            4,006
                                                                  --------          --------
Change in unrealized appreciation/(depreciation) of:
      Investments, options and futures                             (47,113)          (30,138)
      Assets and liabilities denominated in foreign
       currencies                                                      (59)                4
                                                                  --------          --------
                                                                   (47,172)          (30,134)
                                                                  --------          --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS             (50,498)          (26,128)
-------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $(52,062)         $(27,376)
-------------------------------------------------------------------------------------------------

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                  International
                                                                     Equity                    Europe
                                                                      Trust                     Fund
                                                             -----------------------   -----------------------
                                                                   Years Ended               Years Ended
                                                              12/31/00    12/31/99      12/31/00    12/31/99
--------------------------------------------------------------------------------------------------------------
Change in Net Assets:

Net investment income/(loss)                                  $  (1,564)  $   (157)     $ (1,248)   $   (754)

Net realized gain/(loss) on investments, options, futures
  and foreign currency transactions                              (3,326)    39,714         4,006      17,778

Change in unrealized appreciation/(depreciation) of
  investments, options, futures and assets and liabilities
  denominated in foreign currencies                             (47,172)    10,752       (30,134)     10,206
--------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                  (52,062)    50,309       (27,376)     27,230

Distributions to shareholders:
  From net investment income:
      Primary Class                                                  --       (992)           --        (132)
      Class A                                                       N/A        N/A            --        (166)
      Navigator Class                                                --         (1)           --          (1)
  From net realized gain on investments:
      Primary Class                                              (3,644)   (16,590)       (6,118)     (3,892)
      Class A                                                       N/A        N/A        (6,176)     (5,428)
      Navigator Class                                                (1)        (3)          (47)        (27)

Change in net assets from Fund share transactions:
      Primary Class                                             (58,040)     3,997         7,009      17,600
      Class A                                                       N/A        N/A       (14,272)     10,439
      Navigator Class                                                31         --           180          87
--------------------------------------------------------------------------------------------------------------
Change in net assets                                           (113,716)    36,720       (46,800)     45,710

Net Assets:
Beginning of year                                               295,286    258,566       135,688      89,978
--------------------------------------------------------------------------------------------------------------
End of year                                                   $ 181,570   $295,286      $ 88,888    $135,688
--------------------------------------------------------------------------------------------------------------
Under/(over) distributed net investment income/(loss)         $    (736)  $ (1,029)     $   (364)   $   (257)
--------------------------------------------------------------------------------------------------------------

N/A - Not applicable.

See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

     Contained below is per share operating performance data for a Navigator Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                             Investment Operations                  Distributions
                                                   -----------------------------------------   ------------------------
                                                                 Net Realized
                                                                and Unrealized
                                                                Gain/(Loss) on
                                                                 Investments,
                                                                   Options,
                                       Net Asset      Net         Futures and       Total         From       From Net
                                        Value,     Investment       Foreign          From         Net        Realized
                                       Beginning    Income/        Currency       Investment   Investment     Gain on
                                        of Year      (Loss)      Transactions     Operations     Income     Investments
-----------------------------------------------------------------------------------------------------------------------
International Equity Trust
Years Ended Dec. 31,
   2000                                 $14.26       $(.01)         $(2.57)         $(2.58)      $  --        $ (.19)
   1999                                  12.64         .11            2.52            2.63        (.14)         (.87)
Period Ended Dec. 31,
   1998(A)                               14.21         .10           (1.44)          (1.34)       (.23)           --
Europe Fund (D)
Years Ended Dec. 31,
   2000                                 $28.73       $ .19          $(6.17)         $(5.98)      $  --        $(2.69)
   1999                                  24.78        (.03)           6.15            6.12        (.07)        (2.10)
   1998                                  21.01         .22(E)         8.37            8.59        (.51)        (4.31)
   1997(F)                               25.61        (.04)(E)        1.27            1.23          --         (5.83)
-----------------------------------------------------------------------------------------------------------------------

                                             Distributions
                                       -------------------------

                                                       Net Asset
                                                        Value,
                                           Total        End of
                                       Distribution      Year
----------------------------------------------------------------
International Equity Trust
Years Ended Dec. 31,
   2000                                   $ (.19)       $11.49
   1999                                    (1.01)        14.26
Period Ended Dec. 31,
   1998(A)                                  (.23)        12.64
Europe Fund (D)
Years Ended Dec. 31,
   2000                                   $(2.69)       $20.06
   1999                                    (2.17)        28.73
   1998                                    (4.82)        24.78
   1997(F)                                 (5.83)        21.01
----------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                       --------------------------------------------------------------------

                                                    Expenses         Net                          Net
                                                       to        Investment                     Assets,
                                                    Average     Income/(Loss)   Portfolio       End of
                                         Total        Net        to Average     Turnover       Year (in
                                       Return(A)     Assets      Net Assets       Rate        thousands)
-----------------------------------------------------------------------------------------------------------
International Equity Trust
Years Ended Dec. 31,
   2000                                 (18.28)%     1.20%           .17%          193%         $   70
   1999                                  21.69%      1.25%           .82%          148%             50
Period Ended Dec. 31,
   1998(A)                               (9.42)%(B)  1.04%(C)       1.17%(C)        72%(C)          45
Europe Fund (D)
Years Ended Dec. 31,
   2000                                 (21.77)%     1.45%          (.43)%         147%         $  417
   1999                                  25.49%      1.52%          (.10)%          93%            389
   1998                                  42.51%      1.55%(E)       1.31%(E)       103%            247
   1997(F)                                4.76%(B)   1.31%(C,E)     (.60)%(C,E)    123%          8,025
-----------------------------------------------------------------------------------------------------------


(A) For the period May 5, 1998 (commencement of sale of
    Navigator Class shares) to December 31, 1998.

(B) Not annualized.

(C) Annualized.

(D) The financial information for Europe Fund Navigator Class for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason
    Europe Fund and the Bartlett Europe Fund Class Y.

(E) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.63%; and 1997, 1.49%.

(F) For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.

(Amounts in Thousands)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

     Each Fund consists of two classes of shares: Primary Class and Navigator Class. The Navigator Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of these classes. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund.

Security Valuation

     Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Foreign Currency Translation

     The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

        (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for International Equity and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 2000, there were no dividends or capital gain distributions payable for either of the Funds. Distributions are determined in accordance with federal income tax regulations, which may

--------------------------------------------------------------------------------

differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. The Funds have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                         Receivable for        Payable for
                         Securities Sold   Securities Purchased
---------------------------------------------------------------
International Equity         $  374               $  682
Europe Fund                      --                   --

Deferred Organizational Expense

     Deferred organizational expenses of $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date the Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Funds' investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Foreign Taxes

     Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

2. Investment Transactions:

     For the year ended December 31, 2000, investment transactions (excluding short-term investments) were as follows:

                                     Purchases                      Proceeds From Sales
                         ---------------------------------   ---------------------------------
                         U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
----------------------------------------------------------------------------------------------
International Equity                 --           $451,883               --           $509,825
Europe Fund                          --            171,330               --            187,437

     At December 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                  Net Appreciation/
                           Cost     Appreciation   Depreciation    (Depreciation)
-----------------------------------------------------------------------------------
International Equity     $182,483     $12,101        $(11,271)         $  830
Europe Fund                87,529       7,593          (5,194)          2,399

     The unused capital loss carryforward for federal income tax purposes at December 31, 2000, for International Equity is $835, which expires in 2008. Europe Fund has no capital loss carryforward.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

     As part of its investment program, Europe Fund may utilize options and futures. International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

--------------------------------------------------------------------------------

     When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                        IMPACT ON THE FUND:
The option expires                       Realize a loss in the amount of the cost of the option.
-----------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss depending on whether the proceeds
sale transaction                         from the closing sale transaction are greater or less than the cost of the option.
-----------------------------------------------------------------------------------------------------
The Fund exercises a call option         The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
-----------------------------------------------------------------------------------------------------
The Fund exercises a put option          Realize a gain or loss from the sale of the underlying
                                         security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
-----------------------------------------------------------------------------------------------------
WRITTEN OPTION:                          IMPACT ON THE FUND:
The option expires                       Realize a gain equal to the amount of the premium received.
-----------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss without regard to any unrealized gain
purchase transaction                     or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium
                                         received when the option was written.
-----------------------------------------------------------------------------------------------------
A written call option is exercised by    Realize a gain or loss from the sale of the underlying
the option purchaser                     security. The proceeds of the sale will be increased by the premium originally received when the option was written.
-----------------------------------------------------------------------------------------------------
A written put option is exercised by     The amount of the premium originally received will reduce
the option purchaser                     the cost of the security that the Fund purchased when the
                                         option was exercised.
-----------------------------------------------------------------------------------------------------

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

     There was no activity in call and put options during the year ended December 31, 2000.

     Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. Financial Instruments:

Emerging Market Securities

     Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

     As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

     At December 31, 2000, there were no open forward currency exchange contracts in either of the Funds.

6. Transactions With Affiliates:

     Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual

--------------------------------------------------------------------------------

rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                          Year Ended
                                                                       December 31, 2000    At December 31, 2000
                                                                       -----------------    --------------------
                                                                          Management             Management
                         Management    Expense     Expense Limitation        Fees                   Fees
Fund                        Fee       Limitation    Expiration Date         Waived                Payable
----------------------------------------------------------------------------------------------------------------
International Equity
  -- Primary Class         0.75%        2.25%       April 30, 2002           $ --                   $116
  -- Navigator Class       0.75%        1.25%       April 30, 2002             --                   N.M.
Europe Fund
  -- Primary Class         1.00%        2.60%       April 30, 2002             --                     37
  -- Class A               1.00%        1.85%       April 30, 2002             --                     38
  -- Navigator Class       1.00%        1.60%       April 30, 2002             --                   N.M.

---------------

N.M. -- Not meaningful.

     Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity.

     Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                                           At December 31, 2000
                                                                         ------------------------
                                    Distribution                         Distribution and Service
                                        Fee            Service Fee             Fees Payable
-------------------------------------------------------------------------------------------------
International Equity
  Primary Class                        0.75%              0.25%                    $155
Europe Fund
  Primary Class                        0.75%              0.25%                      37
  Class A                                                 0.25%                      10

     No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2000. Legg Mason has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended December 31, 2000: International Equity, $70; and Europe Fund $23.

     LMFA, Batterymarch and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

     The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended December 31, 2000, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Europe Fund and Reorganization of Worldwide Value Fund, Inc.:

     On January 26, 2001, a proxy/registration statement was filed with the Securities and Exchange Commission describing a proposal that the Bartlett Value International Fund (a series of Bartlett Capital Trust) merge into the Legg Mason Europe Fund. This proposal has been approved by the Boards of Directors/Trustees of both Funds. Upon shareholder approval, each shareholder of the Bartlett Value International Fund will automatically become a shareholder of the Legg Mason Europe Fund effective March 23, 2001.

     On October 5, 1999, Europe Fund, a series of Legg Mason Global Trust, Inc. which had no previous operating history, acquired all the net assets of the Bartlett Europe Fund, a series of Bartlett Capital Trust, an open-end management investment company, pursuant to a plan of reorganization approved by Bartlett Europe Fund shareholders on September 23, 1999.

9. Fund Share Transactions:

     At December 31, 2000, there were 1,250,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                              Reinvestment
                                             Sold           of Distributions       Repurchased           Net Change
                                      -------------------   ----------------   --------------------   -----------------
                                       Shares     Amount    Shares   Amount     Shares     Amount     Shares    Amount
-----------------------------------------------------------------------------------------------------------------------
International Equity
--   Primary Class
     Year Ended Dec. 31, 2000          3,152     $39,612      272    $ 3,555    (8,182)   $(101,207) (4,758)   $(58,040)
     Year Ended Dec. 31, 1999          4,502      58,763    1,330     17,182    (5,540)     (71,948)    292       3,997
--   Navigator Class
     Year Ended Dec. 31, 2000              9     $   112       --    $    --        (7)   $     (81)      2    $     31
     Year Ended Dec. 31, 1999             --          --       --         --        --           --      --          --

Europe Fund
--   Primary Class
     Year Ended Dec. 31, 2000          1,074     $27,037      267    $ 5,989    (1,120)   $ (26,017)    221    $  7,009
     Year Ended Dec. 31, 1999          1,158      28,649      157      3,876      (602)     (14,925)    713      17,600
--   Class A
     Year Ended Dec. 31, 2000          3,493     $89,030      226    $ 5,250    (4,200)   $(108,552)   (481)   $(14,272)
     Year Ended Dec. 31, 1999          1,804      45,451      186      4,735    (1,567)     (39,747)    423      10,439
--   Navigator Class
     Year Ended Dec. 31, 2000             13     $   299        2    $    47        (8)   $    (166)      7    $    180
     Year Ended Dec. 31, 1999              3          64        1         28      N.M.           (5)      4          87
-----------------------------------------------------------------------------------------------------------------------

N.M. -- Not meaningful.

Report of Independent Accountants

To the Directors of Legg Mason Global Trust, Inc. and Shareholders of International Equity Trust and Europe Fund:

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Trust and Europe Fund (comprising the Navigator Class of the Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

February 9, 2001

Investment Advisers

      For International Equity Trust:
      Batterymarch Financial Management, Inc.
      Boston, MA

      For Europe Fund:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Sub-Adviser

      For Europe Fund:
      Lombard Odier International Portfolio Management
      London, England

Investment Manager

      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors

      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Nelson A. Diaz
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers

Transfer and Shareholder Servicing Agent

      Boston Financial Data Services
      Boston, MA

Custodian

      State Street Bank & Trust Company
      Boston, MA

Counsel

      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants

      PricewaterhouseCoopers LLP
      Baltimore, MD
      This report is not to be distributed unless preceded or accompanied by a prospectus.

                       LEGG MASON WOOD WALKER, INCORPORATED

               ----------------------------------------------------

                                 100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                 410 - 539 - 0000

      LMF-042
      2/01